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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreement, Option Agreement, and Subscription Agreement with Mr.
Stibel

     In connection with the appointment of Jeffrey M. Stibel as Chief Executive Officer as announced in the press release (Exhibit 99.1 to Form 8-K filed August 2, 2005, the "Press Release") and as further described under Item 5.02 below, the contents of both of which are incorporated hereunder by reference, on July 28, 2005, Mr. Stibel and the Company entered into an Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The material terms of such agreement include the following:

o Mr. Stibel's agreement has an indefinite term, and his employment is on an "at will" basis. His employment may be terminated by either party at any time, for any reason.

o Under Mr. Stibel's current agreement, he will not initially draw any salary. The Company and Mr. Stibel have agreed that if he has continued to serve for over 3 years without a salary increase, then on or before July 28, 2008, they will negotiate in good faith a salary that is commensurate with the then-current market rate for executives with similar background and experience.

o Mr. Stibel will be entitled to an annual bonus in the amount of $100,000 based upon his achieving reasonable goals and metrics to be established by the Board and Mr. Stibel within 60 days after the date of the Employment Agreement. The bonus will be payable quarterly within 10 days after the close of each quarter, and prorated for the actual number of days in any period of less than a full fiscal quarter.

o As described further below, the Company has granted Mr. Stibel options to purchase 1.7 million shares of the Company's common stock.

o Mr. Stibel is entitled to four weeks' paid vacation plus any additional vacation time that may be available generally to the Company's senior executives.

o In addition to participation in the Company's broad based plans, Mr. Stibel is entitled to reimbursement for health and medical benefit plans for himself and his family, or a comparable stipend sufficient to cover such costs. In addition, the Company is obligated to maintain appropriate directors' and officers' insurance for the benefit of the Company's officers and directors to cover liabilities associated with serving as an officer and director of the Company.

o As further described below, Mr. Stibel has purchased 250,000 shares of the Company's common stock pursuant to a Subscription Agreement.

o The Company has agreed to nominate Mr. Stibel for election to the Board of Directors at the Company's upcoming 2005 annual meeting of shareholders, and to continue to so nominate him for so long as he serves in the capacity of Chief Executive Officer.

o The Company has represented to Mr. Stibel that it intends to nominate Alex Kazerani for election to the Board of Directors at its upcoming 2005 annual meeting of shareholders.

o The Company and Mr. Stibel have agreed to restrictive covenants, including confidentiality, invention assignment, and non-competition provisions as more particularly set forth in Exhibit 2 to Mr. Stibel's Employment Agreement.

o The parties have recognized and agreed that Mr. Stibel currently serves, and may continue to serve, as a director on the boards of certain private companies (and any successors thereof) and educational programs.

o    Mr. Stibel is entitled to the following termination benefits:

     o Mr. Stibel (and, if applicable, his family members) will be eligible for continued participation in the Company's employee benefit plans (to the extent allowed by law) following termination of his employment, regardless of the reason.

     o If Mr. Stibel's employment is terminated for Non-Performance Due to Disability (as defined in the agreement), in addition to continued participation in the Company's plans, he will be entitled to benefits under the Company's disability plan and a severance benefit of $350,000. In addition, any stock options or restricted stock then held by Mr. Stibel, including the current option grant described below, will be subject to accelerated vesting and extended exercisability as described further below. If Mr. Stibel's employment is terminated by death, his heirs will be entitled to receive continuation of his benefits and the severance benefit.

     o If Mr. Stibel's employment is terminated by the Company other than for Cause or by him by Good Reason (as those terms are defined in his Employment Agreement), or if his employment is terminated within 6 months following a Change and Control or Corporate Transaction (as those terms are defined in his Employment Agreement), Mr. Stibel will be entitled to continue participation in the Company's employee benefit plans, and shall be entitled to the severance benefit of $350,000. In addition, any stock options or restricted stock then held by Mr. Stibel, including the current option grant described below, will be subject to accelerated vesting and extended exercisability as described further below.

     o If any payment or distribution (including an acceleration of option vesting), under the employment agreement or otherwise, is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (relating to "parachute" payments), Mr. Stibel will be entitled to a "gross-up payment" in an amount such that after Mr. Stibel pays all taxes (including the excise tax, income tax and all others) payable with respect to the gross-up payment, he will retain a sufficient amount to pay the excise tax.

     In connection with Mr. Stibel's appointment, the Company granted Mr. Stibel an option on July 28, 2005 to purchase 1.7 million shares of Company common stock at an exercise price of $2.29. The option shares vest and become exercisable at the rate of 47,222 shares per month, beginning August 28, 2005. On the three-year anniversary of the grant date, all unvested shares will vest and become exercisable. The option is subject to accelerated vesting upon termination of his employment without Cause, for Good Reason, within six months following a Change in Control or a Corporate Transaction, for Non-Performance Due to Disability, or death. Under these circumstances the option will remain exercisable for one year. However if the Company stock is not listed at that time on a national stock exchange or quoted on the Nasdaq National Market System or Nasdaq, the options will remain exercisable until they are so listed or quoted, or the remaining term of the option, whichever period is greater. The compensation committee has discretion to accelerate the vesting of all or any portion of the option. Any unvested portion of the option as of the date of the termination of Mr. Stibel's employment will be forfeited. Unless sooner terminated or exercised, any remaining portion of the option will terminate on the earlier of the following: termination of employment for Cause or without Good Reason; on the first anniversary of termination of employment for Cause, without Good Reason, within six months following a Change of Control or a Corporate Transaction, or for death or Disability; or on July 28, 2013. A copy of the option agreement is filed as Exhibit 10.3 hereto and incorporated herein by reference.

     In addition, Mr. Stibel entered into a Subscription Agreement with the Company on July 28, 2005 under which he has purchased 250,000 shares of the Company's common stock for a purchase price of $2.29 per share. Mr. Stibel has demand registration rights with respect to the shares under the terms specified in a Registration Rights Agreement accompanying the Subscription Agreement. A copy of the Subscription Agreement, together with the Registration Rights Agreement, is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Employment Agreement and Option Agreement with Mr. Delgrosso

     On July 28, 2005, the Company hired Peter Delgrosso to serve as Vice President of Corporate Communications, pursuant to an Employment Agreement a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference. The material terms of such agreement include the following:

o Mr. Delgrosso's agreement has an indefinite term, and his employment is on an "at will" basis. His employment may be terminated by either party at any time, for any reason.

o    Mr.  Delgrosso's   initial  salary  will  be  $125,000  per  year,  payable
     bi-weekly.

o Mr. Delgrosso will be entitled to an annual bonus as provided in the Interland executive bonus plan, with a target bonus equal to 35% of base salary.

o As described further below, the Company has granted Mr. Delgrosso options to purchase 200,000 shares of the Company's common stock.

o The Company and Mr. Delgrosso have agreed to certain restrictive covenants, including confidentiality, invention assignment, and non-competition provisions as more particularly set forth in Exhibit 2 to Mr. Delgrosso's Employment Agreement.

o    Mr. Delgrosso is entitled to the following termination benefits:

     o If Mr. Delgrosso's employment is terminated for Non-Performance Due to Disability (as defined in the agreement) he will be entitled to benefits under the Company's disability plan, and he will be able to continue participating in the Company's employee benefit plans to the extent required or allowed by law. If Mr. Delgrosso's employment is terminated by death, his heirs will be entitled to receive continuation of his benefits.

     o If Mr. Delgrosso's employment is terminated by the Company other than for Cause or by him by Good Reason (as those terms are defined in his Employment Agreement), Mr. Delgrosso will be entitled to a severance benefit equal to 6 months' salary, as well as continued participation in the Company's employee benefit plans.

     In connection with Mr. Delgrosso's appointment, the Company granted Mr. Delgrosso an option on July 28, 2005 to purchase 200,000 shares of Company common stock at an exercise price of $2.29, on substantially the same terms as Mr. Stibel's grant, except that Mr. Delgrosso's option vests at the rate of 5,555 shares per month beginning August 28, 2005, with any shares remaining unvested vesting on August 28, 2008, and Mr. Delgrosso's option will not accelerate upon a termination due to death, Disability, or within six months following a Change of Control or Corporate Transaction.

     Apart from his employment relationship with the Company and ownership of Company securities, Mr. Delgrosso has no material relationship with the Company.

Separation Agreement and Release with Mr. Kocher

     In connection with the resignation of Joel Kocher as Chairman and Chief Executive Officer as announced in the Company's Press Release and as further described under Item 5.02 below, the contents of both of which are incorporated hereunder by reference, Mr. Kocher and the Company entered into a Separation Agreement and Mutual Release of Claims, executed August 3, 2005, and effective August 11, 2005, which agreement specifies the terms of Mr. Kocher's retirement and supersedes the severance provisions of his employment agreement. Mr. Kocher has the legal right to revoke the separation agreement until the effective date upon written notice. The material terms of such agreement include the following:

o After his resignation, Mr. Kocher plans to remain as a member of the Board of Directors. If he remains as a director, he will be entitled to receive the customary director compensation from that date forward.

o He is entitled to receive severance in the aggregate amount of $360,000, plus a cash sum approximating 12 months' COBRA premiums and related costs, to be paid in equal bi-weekly installments over the period from the effective date until December 31, 2005.

o He is entitled to exercise during the Transition Period (as that term is defined in his employment agreement), and for 30 days thereafter, any stock options that have vested or will vest during that period.

o The Company has agreed, subject to certain exceptions, to the extent that Mr. Kocher elects to employ separate counsel, to pay 50% of any reasonable attorneys' fees of such counsel that may be incurred in the future in connection with pending litigation in which the Company and Mr. Kocher are co-defendants, up to an annual maximum of $60,000. Mr. Kocher is also entitled to reimbursement of any such amounts incurred prior to the effective date, up to a maximum of $12,800. Any such amount will be set off against the $60,000 cap for the first year. The Company has been paying for joint counsel for the Company and Mr. Kocher in this matter, and will continue to pay for that counsel in the defense of the Company.

o The agreement also contains mutual releases of all claims and causes of action and covenants not to sue.

o For further information regarding Mr. Kocher's compensation and employment arrangements, see the proxy statement contained in the Company's Schedule 14A filed May 14, 2004 (the "2004 Proxy Statement") and "Executive Compensation - Employment Arrangements," which is incorporated herein by reference, and the related exhibits filed with the Company's Form 10-K for the year ended August 31, 2004.

     Apart from his employment relationship with the Company and ownership of Company securities, and as previously disclosed in the Company's most recently filed annual proxy statement, Mr. Kocher has no material relationship with the Company.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     See Item 1.01 above regarding Mr. Kocher's departure. Although Mr. Kocher and the Company will be released from certain obligations under his employment agreement dated as of January 16, 1998, he will remain obligated under other provisions, including the terms regarding competition, solicitation of customers and suppliers, and interference with or diversion of business.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01 above, the contents of which are incorporated herein by reference, regarding the purchase of shares by Mr. Stibel from the Company. The Company sold the shares without registration in reliance upon an exemption under
Section 4(2) of the Securities Act of 1933, as a transaction by an issuer not involving a public offering.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Succession of Chief Executive Officer

     Mr. Kocher will relinquish his office as Chief Executive Officer, transition out of management, and remain on the Board of Directors, as described above under Items 1.01 and 1.02, and as described in the Press Release, the contents of both of which are incorporated herein by reference. As previously described, the Company's Board of Directors appointed Mr. Stibel to the position of Chief Executive Officer, effective as of August 11, 2005. Mr. Stibel is expected to be appointed to the Board of Directors. See Item 1.01 above for a description of Mr. Kocher's Separation Agreement and Mr. Stibel's Employment Agreement.

     Mr. Stibel's Business Experience. Over five years ago Mr. Stibel, now age 32, founded Simpli.com Inc., a search and marketing technology company currently owned by ValueClick, Inc. As a founder, Chairman and CEO, Mr. Stibel led Simpli.com from its inception and played a central role in all areas of the business, including general management, marketing, securing capital, strategic planning and business development. Following the acquisition of Simpli.com by NetZero, Inc., where Mr. Stibel served most recently as Vice President, and the acquisition of NetZero, Inc. by United Online, Inc., Mr. Stibel remained with United Online until joining Interland, serving most recently as Senior Vice President for United Online's Web services division. Mr. Stibel's responsibilities in that position included Web hosting, email, online digital photos, search and domain registration across numerous brands. Mr. Stibel previously worked at GTE (Verizon) on SuperPages, an online yellow pages and ecommerce business directory. In addition, he has worked in mergers and acquisitions at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and in marketing for The Greenfield Consulting Group. He currently serves on the board of directors for several private companies. Mr. Stibel received a master's degree from Brown University and studied business and brain science at MIT's Sloan School of Management and at Brown University, where he was a Brain and Behavior Fellow.

     Certain Relationships and Transactions. There are no material relationships between Mr. Stibel and the Company other than Mr. Stibel's position with the Company and his ownership of Company securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Not applicable

(b)  Pro Forma Financial Information.

     Not applicable

(c)  Exhibits.

  Exhibit
   Number      Description
----------     -----------

10.1           Form of  Employment  Agreement  dated  as of July 28,  2005  with
               Jeffrey Stibel

10.2           Form of Employment Agreement dated as of July 28, 2005 with Peter
               Delgrosso

10.3           Form of Option  Agreement  dated as of July 28, 2005 with Jeffrey
               Stibel

10.4           Form of  Subscription  Agreement dated July 28, 2005 with Jeffrey
               Stibel

10.5           Form of Option  Agreement  dated as of July 28,  2005 with  Peter
               Delgrosso

10.6 Form of Separation Agreement and Mutual Release of Claims executed August 3, 2005 by and between Interland, Inc. and Joel Kocher

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2005                INTERLAND, INC.


                                      By:  /s/ Juan G. Troncoso
                                          --------------------------------------
                                               Juan G. Troncoso
                                               Vice President and Chief
                                               Financial Officer
                                               (Principal Financial Officer)

                                  EXHIBIT INDEX

  Exhibit
   Number      Description
----------     -----------

10.1           Form of  Employment  Agreement  dated  as of July 28,  2005  with
               Jeffrey Stibel

10.2           Form of Employment Agreement dated as of July 28, 2005 with Peter
               Delgrosso

10.3           Form of Option  Agreement  dated as of July 28, 2005 with Jeffrey
               Stibel

10.4           Form of  Subscription  Agreement dated July 28, 2005 with Jeffrey
               Stibel

10.5           Form of Option  Agreement  dated as of July 28,  2005 with  Peter
               Delgrosso

10.6 Form of Separation Agreement and Mutual Release of Claims executed August 3, 2005 by and between Interland, Inc. and Joel Kocher